                   Oppenheimer Trinity Large Cap Growth Fund
                    Supplement dated March 31, 2003 to the
Statement of Additional Information dated September 24, 2002, Revised January
                                   15, 2003

The Statement of Additional Information is changed as follows:

1.    The section captioned "Board of Trustees and Oversight Committees" on page 11 is amended as follows:

    a.The second sentence of the second paragraph under that caption is revised to read:

          "The members of the Audit Committee are Kenneth A. Randall
          (Chairman) and Edward Reagan."

   b. The first sentence of the third paragraph under that caption is revised to read:

            "The  members  of  the  Study   Committee   are  Robert  G.  Galli
            (Chairman), Elizabeth Moynihan and Joel Motley."

2.    Effective  March 31, 2003, Mr. Benjamin  Lipstein  retired as a Trustee.
   Therefore,  the Statement of Additional  Information is revised by deleting the biography for Mr. Lipstein on page 13.

3.    In the Trustee  compensation table on page 18, the following footnote is added following Messrs. Yeutter, Levy and Lipstein:

3.    Effective January 1, 2003, Clayton Yeutter became Chairman of the Board of Trustees/Directors of the Board I Funds upon the
               retirement of Leon Levy.  Effective March 31, 2003, Mr.
               Lipstein retired as a Trustee.

March 31, 2003                                                    PX0775.007